                                  IMPERIAL BANK
                           CALIFORNIA'S BUSINESS BANK
                                   MEMBER FDIC
1999 Harrison Street
Oakland, California
                                                                    May 15, 1995

                                                    Borrower:  Mylex Corporation
Subject:  CREDIT TERMS AND CONDITIONS ("AGREEMENT")

Gentlemen,

To induce you to make loans to the undersigned (herein called "Borrower"), and in consideration of any loan or loans you, in your sole discretion, may make to Borrower, Borrower warrants and agrees as follows:

A.  Borrower represents and warrants that:

     1.  EXISTENCE AND RIGHTS.  Company is a      / / sole proprietor, or
                                                       individual.
                                                  / / partnership
                                                  /x/ corporation

If a partnership or corporation, Borrower is duly organized and existing and in good standing under the laws of the State of FLORIDA (if a corporation, without limit as to the duration of its existence) and is authorized and in good standing to do business in the State of California. Company has powers and adequate authority, rights and franchises to own its property and to carry on its business as now conducted, and is duly qualified and in good standing in each State in which the character of the properties owned by it therein or the conduct of its business makes such qualification necessary, and Borrower has the power and adequate authority to make and carry out this Agreement Borrower has no investment in any other business entity, except
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     2.   AGREEMENT AUTHORIZED.  The execution, delivery and performance of this
Agreement are duly authorized and do not require the consent or approval of any governmental body or other regulatory authority; are not in contravention of or in conflict with any law or regulation or any term or provision of Borrower's articles of incorporation, by-laws, or Articles of Association, as the case may be, and this Agreement is the valid, binding and legally enforceable obligation of Borrower in accordance with its terms.

     3. NO CONFLICT. The execution, delivery and performance of this Agreement are not in contravention of or in conflict with any agreement, indenture or undertaking to which Borrower is a party or by which it or any of its property may be bound or affected, and do not cause any lien, charge or other encumbrance to be created or imposed upon any such property by reason thereof.

     4. LITIGATION. There is no litigation or other proceeding pending or threatened against or affecting Borrower, and Borrower is not in default with respect to any order, writ, injunction, decree or demand of any court or other governmental or regulatory authority.

     5. FINANCIAL CONDITION. The balance sheet of Borrower as of DECEMBER 31, 1994, and the related profit and loss statement for the TWELVE MONTHS ended on that date, a copy of which has heretofore been delivered to you by Borrower, and all other statements and data submitted in writing by Borrower to you in connection with this request for credit are true and correct, and said balance sheet and profit and loss statement truly present the financial condition of Borrower as of the date thereof and the results of the operations of Borrower for the period covered thereby, and have been prepared in accordance with generally accepted accounting principles on a basis consistently maintained. Since such date there have been no materially adverse changes in the financial condition or business of Borrower. Borrower has no knowledge of any liabilities, contingent or otherwise, at such date not reflected in said balance sheet, and Borrower has not entered into any special commitments or substantial contracts which are not reflected in said balance sheet, other than in the ordinary and normal course of its business, which may have a materially adverse effect upon its financial condition, operations or business as now conducted.

     6. TITLE TO ASSETS. Borrower has good title to its assets, and the same are not subject to any liens or encumbrances other than those permitted by Section C 3 hereof.

     7. TAX STATUS. Borrower has no liability for any delinquent state, local or federal taxes, and, if Borrower has contracted with any government agency, Borrower has no liability for renegotiation of profits.

     8. TRADEMARKS, PATENTS. Borrower, as of the date hereof, possesses all necessary trademarks, trade names, copyrights, patents, patent rights, and licenses to conduct its business as now operated, without any known conflict with the valid trademarks, trade names, copyrights, patents and license rights of others.

     9. REGULATION U. The proceeds of this loan shall not be used to purchase or carry margin stock (as defined within Regulation U of the Board of Governors of the Federal Reserve system).

B. Borrower agrees that so long as it is indebted to you, it will, unless you shall otherwise consent in writing:

     1. RIGHTS AND FACILITIES. Maintain and preserve all rights, franchises and other authority adequate for the conduct of its business; maintain its properties, equipment and facilities in good order and repair; conduct its business in an orderly manner without voluntary interruption and, if a corporation or partnership, maintain and preserve its existence.

     2. INSURANCE. Maintain public liability, property damage and workers' compensation insurance and insurance on all its insurable property against fire and other hazards with responsible insurance carriers in the extent usually maintained by similar businesses.

     3. TAXES AND OTHER LIABILITIES. Pay and discharge, before the same become delinquent and before penalties accrue thereon, all taxes, assessments and governmental charges upon or against it or any of its properties, and all its other liabilities at any time existing, except to the extent and so long as:

     (a) The same are being contested in good faith and by appropriate proceedings in such manner as not to cause any materially adverse effect upon its financial condition or the loss of any right of redemption from any sale thereunder; and

     (b) It shall have set aside on its books reserves (segregated to the extent required by generally accepted accounting practice) deemed by it adequate with respect thereto

     4. NET WORTH AND WORKING CAPITAL. Maintain a tangible net worth (meaning the excess of all assets, excluding any value for good will, trademarks, patents, copyrights, leaseholds, organization expense and other similar intangible items over its liabilities) of not less than $ N/A; maintain net current assets (i.e, working capital) of not less than $ N/A; and maintain a ratio of current assets to current liabilities of not less than 1.50 to 1.00; all as computed and determined in accordance with generally accepted accounting principles on a basis consistently maintained by Borrower.

     5. RECORDS AND REPORTS. Maintain a standard and modern system of accounting in accordance with generally accepted accounting principles on a basis consistently maintained; permit your representatives to have access to, and to examine its properties, books and records at all reasonable times; and furnish you:

     (a) As soon as available, and in any event within 45 DAYS after the close of each QUARTER of each fiscal year of Borrower, commencing with the QUARTER next ending, a balance sheet, profit and loss statement and reconciliation of Borrower's capital accounts as of the close of such period and covering operations for the portion of Borrower's fiscal year ending on the last day of such period, all in reasonable detail and stating in comparative form the figures for the corresponding date and period in the previous fiscal year, prepared in accordance with generally accepted accounting principles on a basis consistently maintained by Borrower and certified by an appropriate officer of Borrower, subject, however, to year-end audit adjustments.

     (b) As soon as available, and in any event within 90 days after the close of each fiscal year of Borrower, a report of audit of Company as of the close of and for such fiscal year, all in reasonable detail and stating in comparative form the figures as of the close of and for the previous fiscal year, with the /x/ unqualified / / qualified opinion of accountants satisfactory to you, or / / no third party opinion required.

119 (Rev 3/92)
                                                            Continued on Reverse

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

                         IMPERIAL BANK
                          member FDIC

                              NOTE

$8,000,000.00                    Oakland, California,            May 15, 1995

On May 15, 1996, and as hereinafter provided, for value
received, the undersigned promises to pay to IMPERIAL BANK ("Bank"), a California banking corporation, or order, at its Oakland Regional office, the principal sum of $8,000,000.00 MAXIMUM or such sums up to the maximum if so stated, as the Bank may now or hereafter advance to or for the benefit of the undersigned in accordance with the terms hereof, together with interest from date of disbursement or N/A, whichever is later, on the unpaid
principal balance / /  at the rate of     % per year /x /  at the rate of
0.000% per year in excess of the rate of interest which Bank has announced as its prime lending rate (the "Prime Rate"), which shall vary concurrently with any change in such Prime Rate, or $250.00, whichever is greater. Interest shall be computed at the above rate on the basis of the actual number of days during which the principal balance is outstanding, divided by 360, which shall, for interest computation purposes, be considered one year.

Interest shall be payable /x/ monthly   / / quarterly   / / included with
principal   / / in addition to principal   / / beginning June 15, 1995, and
if not so paid shall become a part of the principal. All payments shall be applied first to interest, and the remainder, if any, on principal. / / (If
checked), Principal shall be payable in installments of $      , or more,
each installment on the      day of each          , beginning               .
Advances not to exceed any unpaid balance owing at any one time equal to the maximum amount specified above, may be made at the option of Bank.


     Any partial prepayment shall be applied to the installments, if any, in inverse order of maturity. Should default be made in the payment of principal or interest when due, or in the performance or observance, when due, of any item, covenant or condition of any deed of trust, security agreement or other agreement (including amendments or extensions thereof) securing or pertaining to this note, at the option of the holder hereof and without notice or demand, the entire balance of principal and accrued interest then remaining unpaid shall (a) become immediately due and payable, and (b) thereafter bear interest, until paid in full, at the increased rate of 5% per year in excess of the rate provided for above, as it may vary from time to time.

     Defaults shall include, but not be limited to, the failure of the maker(s) to pay principal or interest when due; the filing as to each person obligated hereon, whether as maker, co-maker, endorser or guarantor (individually or collectively referred to as the "Obligor") of a voluntary or involuntary petition under the provisions of the Federal Bankruptcy Act; the issuance of any attachment or execution against any asset of any Obligor; the death of any Obligor; or any deterioration of the financial condition of any Obligor which results in the holder hereof considering itself, in good faith, insecure.

/ / If any installment payment or principal balance due hereunder is delinquent ten or more days, Obligor agrees to pay a late charge in the amount of 5% of the payment so due and unpaid, in addition to the payment; but nothing in this paragraph is to be construed as any obligation on the part of the holder of this note to accept payment of any installment past due or less than the total unpaid principal balance after maturity.

     If this note is not paid when due, each Obligor promises to pay all costs and expenses of collection and reasonable attorney's fees incurred by the holder hereof on account of such collection, plus interest at the rate applicable to principal, whether or not suit is filed hereon. Each Obligor shall be jointly and severally liable hereon and consents to renewals, replacements and extensions of time for payment hereof, before, at, or after maturity; consents to the acceptance, release or substitution of security for this note; and waives demand and protest and the right to assert any statute of limitations. Any married person who signs this note agrees that recourse may be had against separate property for any obligations hereunder. The indebtedness evidenced hereby shall be payable in lawful money of the United States. In any action brought under or arising out of this note, each Obligor, including successor(s) or assign(s) hereby consents to the application of California law, to the jurisdiction of any competent court within the State of California, and to service of process by any means authorized by California law.

     No single or partial exercise of any power hereunder, or under any deed of trust, security agreement or other agreement in connection herewith shall preclude other or further exercises thereof or the exercise of any other such power. The holder hereof shall at all times have the right to proceed against any portion of the security for this note in such order and in such manner as such holder may consider appropriate, without waiving any rights with respect to any of the security. Any delay or omission on the part of the holder hereof in exercising any right hereunder, or under any deed of trust, security agreement or other agreement, shall not operate as a waiver of such right, or of any other right, under this note or any deed of trust, security agreement or other agreement in connection herewith.

See Addendum attached

                                         MYLEX CORPORATION
---------------------------------        -----------------------------------

                                         BY /s/ Colleen Myers
---------------------------------        -----------------------------------


---------------------------------        -----------------------------------



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

MYLEX CORPORATION
Note dated May 15, 1995



                              ADDENDUM TO NOTE




In connection with that Revolving Note made available to you by Imperial Bank ("Bank"), in the amount of $8,000,000.00 dated May 15, 1995 and expiring on May 15, 1996 ("Revolving Note"), the undersigned ("Borrower") hereby warrants and agrees to maintain a zero ($0) outstanding balance on said Revolving Note for a minimum period of thirty (30) consecutive days during the stated term of the Revolving Note.

Failure to meet this or any other term or condition of the Revolving Note shall, at Bank's option, terminate Bank's commitment to lend and make all sums of principal and interest then remaining unpaid on all Borrower's indebtedness to Bank immediately due and payable, all without demand, presentment or notice, all of which are hereby expressly waived.




MYLEX CORPORATION

By: /s/ Colleen Myers



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




                                     Exhibit A
                                 Mylex Corporation
                            Credit Terms and Conditions
                                    May 15, 1995



      The Credit Terms and Conditions dated May 15, 1995 between Mylex Corporation ("Borrower") and Imperial Bank shall also include the following terms and conditions:

1. Maintain a ratio of total liabilities to tangible net worth less than or equal to 1.5:1.

2. Maintain average net profit after tax equal to or grater than $500,000. This will be calculated upon receipt of Borrower's quarterly fiscal financial statement and will represent the average of the net profit after tax for the current quarter and the most recent prior quarter.

3. Borrower shall not incur a negative net profit after tax for two consecutive fiscal quarters.



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


                                    IMPERIAL BANK
                                     Member FDIC

                            ITEMIZATION OF AMOUNT FINANCED
                               DISBURSEMENT INSTRUCTIONS


Name(s): MYLEX CORPORATION                                 Date: May 15, 1995


     $                 paid to you directly by Cashiers Check No.

     $ 7,500,000.00    credited to deposit account No. 18-045-729 when advances
                       are requested.

     $   500,000.00    paid on Loan(s) No. 18-9030-3

     $                 amounts paid to Bank for:

     Amounts paid to others on your behalf:

     $                  to                             Title Insurance Company

     $                  to Public Officials

     $                  to

     $                  to

     $                  to

     $                  to

     $ 8,000,000.00     SUBTOTAL (NOTE AMOUNT)

LESS $         0.00     Prepaid Finance Charge (Loan fee(s))

     $ 8,000,000.00     TOTAL (AMOUNT FINANCED)



Upon consummation of this transaction, this document will also serve as the authorization for Imperial Bank to disburse the loan proceeds as stated above.


MYLEX CORPORATION

By  /s/ Colleen Myers
   -------------------------------------    ----------------------------------
               Signature                                Signature


   -------------------------------------    ----------------------------------
               Signature                                Signature



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